Exhibit 10.14

EXECUTION VERSION

AMENDMENT NO. 2

Dated as of April 29, 2020

to

CREDIT AGREEMENT

Dated as of December 23, 2019

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of April 29, 2020 by and among NETSTREIT, L.P., a Delaware limited liability company (the “Borrower”), NETSTREIT CORP., a Maryland real estate investment trust (the “Parent”), the Lenders parties hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 23, 2019 by and among the Borrower, the Parent, the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended by that certain Amendment No. 1, dated as of March 27, 2020, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, the Administrative Agent and the Lenders party hereto (such Lenders constituting Requisite Lenders) are willing to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree to enter into this Amendment.

1.                                      Amendments to the Credit Agreement.  Effective as of the date hereof, and subject to the conditions set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)                                 The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read as follows:

“EBITDA” means, with respect to a Person for any period and without duplication: net income (loss) of such Person for such period determined on a consolidated basis plus the following (but only to the extent deducted in determining net income (loss) for such period): (i) depreciation and amortization; (ii) Interest Expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including without limitation, gains and losses from the sale of operating Properties; (v) all non-cash items; and (vi) any fees, costs and expenses incurred in connection with, in anticipation of or in preparation for, or otherwise related to or arising in connection with, the Equity Offering, the filing of an S-

11 Registration Statement or an initial public offering (in each case, whether or not the transactions contemplated thereby have been consummated). EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles required pursuant to FASB ASC 805.  For purposes of clause (iv) of this definition, nonrecurring items shall be deemed to include (w) gains and losses on early extinguishment of Indebtedness, (x) severance charges, (y) restructuring charges and (z) costs of financing activities (such as incurrence or repayment of Indebtedness and issuances of equity) and transaction costs of acquisitions and other Investments not permitted to be capitalized pursuant to GAAP, in each case, whether or not consummated; provided that the aggregate amount of adjustments pursuant to clauses (w), (y) and (z) shall not exceed in any period 5.00% of EBITDA for such period (calculated prior to giving effect to such adjustments).

“Tangible Net Worth” means, with respect to any Person as of a given date, the stockholders’ equity of such Person determined on a consolidated basis, plus accumulated depreciation and amortization, minus (to the extent included when determining stockholders’ equity of such Person): (a) the amount of any write-up in the book value of any assets reflected in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired, and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, service marks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP (excluding lease intangibles), all determined as of such date on a consolidated basis. For the avoidance of doubt, non-controlling interests, without regard to whether such interest is classified as temporary or permanent in accordance with GAAP, shall be included in the determination of stockholders’ equity.

(b)                                 Section 9.1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

“As soon as available and in any event no later than (a) 60 days after the end of the fiscal quarters of the Parent ending March 31, 2020 and June 30, 2020 and (b) 45 days after the end of each of the first, second and third fiscal quarters of the Parent, commencing with the fiscal quarter ending September 30, 2020, the unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such period and the related unaudited consolidated income statements and statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by the Responsible Officer of the Borrower, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments).”

(c)                                  Section 10.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

“(b)                           Ratio of EBITDA to Fixed Charges.  The Parent shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for the fiscal quarter most recently ending to (ii) Fixed Charges of the Parent and its Subsidiaries for such fiscal quarter to be

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less than (1) 1.25 to 1.00 as of the last day of any fiscal quarter ending on or prior to December 31, 2020 and (2) 1.50 to 1.00 as of the last day of any fiscal quarter ending thereafter.”

(d)                                 Section 10.1(f) of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

“(f)                             Ratio of Unencumbered Adjusted NOI to Unsecured Indebtedness.  The Parent shall not permit the ratio of (i) Unencumbered Adjusted NOI of the Parent and its Subsidiaries for the period of four consecutive fiscal quarters most recently ending to (ii) Unsecured Indebtedness of the Parent and its Subsidiaries as of the last day of such period to be less than (1) 0.085 to 1.00 as of the last day of such period during the period commencing on the Agreement Date through, and including, June 30, 2020, (2) 0.10 to 1.00 as of the last day of such period during the period commencing on July 1, 2020 through, and including, December 31, 2020 and (3) 0.12 to 1.00 as of the last day of such period during any period thereafter; provided that, solely for purposes of clause (i) of this Section 10.1.(f) and solely for calculation as of the last day of each of the fiscal quarter in which an Eligible Property is acquired and the next succeeding three (3) fiscal quarters, Unencumbered Adjusted NOI of any such Eligible Property acquired during such four consecutive fiscal quarter period most recently ending that is actually occupied by tenants pursuant to binding leases during such period (excluding, for the avoidance of doubt, any Development Property or Dark Property) shall be the annualized Unencumbered Adjusted NOI for such Eligible Property as reasonably determined by the Borrower (in consultation with the Administrative Agent) as of the date of acquisition of such Eligible Property; provided further, that for any testing period on or prior to December 31, 2020, the  Unencumbered Adjusted NOI, to the extent not already annualized pursuant to the immediately preceding proviso to this sentence, shall deemed to be equal to (X) the Unencumbered Adjusted NOI with respect to the applicable fiscal quarter that has just ended multiplied by (Y) four (4).”

2.                                      Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and the Requisite Lenders and (ii) the Consent and Reaffirmation attached hereto duly executed by each Guarantor.

(b)                                 The Administrative Agent shall have received, for the account of each Lender which delivers its executed signature page hereto by 12:00 p.m. noon (New York City time) on April 29, 2020 (or such later time as the Administrative Agent and the Borrower shall agree), an amendment fee equal to $7,500 and the payment of all other fees and expenses in connection with this Amendment and the other Loan Documents required to be paid on or before the effectiveness of this Amendment (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) shall have been paid.

3.                                      Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)                                 The execution, delivery and performance by each Loan Party of this Amendment and the Consent and Reaffirmation attached hereto are within such Loan Party’s corporate or limited liability company powers and have been duly authorized by all necessary action.  This Amendment and

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the Consent and Reaffirmation has been duly executed and delivered by the duly authorized officers of each Loan Party party thereto and is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)                                 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date).

4.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith or constitute a course of conduct or dealing among the parties.  Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

(d)                                 This Amendment is a Loan Document.

5.                                      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

6.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.                                      Entire Agreement. The Credit Agreement, as amended hereby, together with all other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

8.                                      Successors and Assigns. This Amendment shall be binding upon the Borrower,

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the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and permitted assigns, and shall inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and the successors and permitted assigns of the Lenders and the Administrative Agent.  No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. The Borrower may not assign or transfer any of its rights or Obligations under this Amendment without the prior written consent of the Administrative Agent and each Lender.

9.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, including both paper and electronic counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.  This Amendment may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.  For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NETSTREIT, L.P., as the Borrower

By:	/s/ Mark Manheimer
Name:	Mark Manheimer
Title:	President

NETSTREIT CORP., as the Parent

By:	/s/ Mark Manheimer
Name:	Mark Manheimer
Title:	President

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Scott S. Solis
Name:	Scott S. Solis
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jennifer L. Power
Name:	Jennifer L. Power
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

Truist Bank, as a Lender

By:	/s/ Brad Bowen
Name:	Brad Bowen
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

BANK OF MONTREAL, as a Lender

By:	/s/ Gwendolyn Gatz
Name:	Gwendolyn Gatz
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

US Bank National Association, as a Lender

By:	/s/ Matthew K. Mains
Name:	Matthew K. Mains
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

PNC Bank, National Association, as a Lender

By:	/s/ Wayne Robertson
Name:	Wayne Robertson
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

REGIONS BANK, as a Lender

By:	/s/ C. Vincent Hughes, Jr.
Name:	C. Vincent Hughes, Jr.
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

Citizens Bank, N.A., as a Lender

By:	/s/ Frank Kaplan
Name:	Frank Kaplan
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

Associated Bank, National Association, as a Lender

By:	/s/ Heath Davis
Name:	Heath Davis
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

COMERICA BANK, as a Lender

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of December 23, 2019 (as amended by that certain Amendment No. 1, dated as of March 27, 2020, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among NetSTREIT, L.P., as Borrower, NetSTREIT Corp., as the Parent, the financial institutions from time to time party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of April 29, 2020 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents and herein shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated:  April 29, 2020

[Signature Page Follows]

NETSTREIT CORP.

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

NETSTREIT GP, LLC

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

NETSTREIT MANAGEMENT, LLC

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

NETSTREIT MANAGEMENT TRS, LLC

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

NS RETAIL HOLDINGS, LLC

By:	/s/ Mark Manheimer
Name: Mark Manheimer
Title: President

Signature Page to Consent and Reaffirmation to Amendment No. 2 to Credit Agreement

NETSTREIT, L.P.